UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2011

Law Enforcement Associates Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-32565	56-2267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2609 Discovery Drive Suite 125, Raleigh, NC		27616
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 872-6210

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On July 27, 2011, Law Enforcement Associates Corporation, a Nevada corporation (the “Registrant”), filed a voluntary petition for relief (Case No. 11-05686-8-SWH) in the United States Bankruptcy Court for the Eastern District of North Carolina (the “Bankruptcy Court”) pursuant to Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).

The Registrant continues to operate its business as debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and the authority of the Bankruptcy Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAW ENFORCEMENT ASSOCIATES CORPORATION

By:	/s/ Paul Briggs
Paul Briggs
President and Chief Executive Officer

Dated: July 28, 2011